Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of this ___ day of August, 2022, by and among LINCOLN EDUCATIONAL SERVICES CORPORATION, a New Jersey corporation (the “Parent”), LINCOLN TECHNICAL INSTITUTE, INC., a New Jersey corporation, NASHVILLE ACQUISITION, L.L.C., a Delaware limited liability company, NEW ENGLAND ACQUISITION, LLC, a Delaware limited liability company, EUPHORIA ACQUISITION, LLC, a Delaware limited liability company; LCT ACQUISITION, LLC, a Delaware limited liability company, NN ACQUISITION, LLC, a Delaware limited liability company, and LTI HOLDINGS, LLC, a Colorado limited liability company (individually and collectively, the “Borrower”), and WEBSTER BANK, NATIONAL BANK, as successor-by-merger to Sterling National Bank (the “Bank”).

R E C I T A L S:

A.         Pursuant to that certain Credit Agreement dated as of November 14, 2019, executed by and among the Borrower, as borrower, and the Bank, as bank (the “Original Credit Agreement”), which Original Credit Agreement was amended and modified by that certain First Amendment to Credit Agreement dated November 10, 2020 (the “First Amendment”), and a Second Amendment to Credit Agreement dated as of May 23 2022, in each case executed by and among the Borrower, as borrower, and the Bank, as bank (the “Second Amendment”, and hereinafter the Original Credit Agreement, as so amended and modified by the First Amendment and the Second Amendment shall be referred to as the “Credit Agreement”), the Bank agreed to make available to Borrower (a) that certain revolving line of credit facility in the maximum principal amount of up to $15,000,000.00 (the “Revolving Loan”), which Revolving Loan is inclusive of a sublimit in the maximum principal amount of up to $10,000,000.00 for the issuance of standby (and not commercial) Letters of Credit, (b) that certain term loan facility in the original principal amount of $20,000,000.00 (the “Term Loan”), (c) that certain delayed draw term loan facility in the maximum principal amount of up to $10,000,000.00 (the “Delayed Draw Term Loan”), and that certain non-revolving line of credit loan facility in the maximum principal amount of up to $15,000,000.00 (the “Line of Credit”)..

B.          Pursuant to certain amendments and modifications to the Credit Agreement and other Loan Documents, the Term Loan and the Delayed Draw Term Loan were paid off in full.

C.           On January 21, 2021, the Line of Credit expired by the terms, conditions and provisions of the Credit Agreement.

D.          The Borrower has requested, and the Bank has agreed to, make certain amendments and modification to the terms, conditions and provisions of the Credit Agreement and other Loan Documents to accommodate the extension of certain of the Letters of Credit beyond the current Revolving Credit Maturity Date from November 14, 2022 to November 14, 2023.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrower hereby agree as follows:

A G R E E M E N T:

1.           Recitals. The Recitals are hereby incorporated into this Amendment as if fully set forth herein.

2.           Capitalized Terms. Capitalized terms used herein but not expressly defined herein shall have the same meanings when used herein as set forth in the Credit Agreement.

3.           Amount Outstanding Under the Revolving Loan. As of May 23, 2022, the outstanding principal balance under the Revolving Loan together with unpaid accrued interest was zero.

4.           Amendments to the Credit Agreement. The Credit Agreement is hereby amended and modified as follows:

(a)         Extension of Revolving Maturity Date. The definition of “Revolving Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

““Revolving Maturity Date” means November 14, 2023, or such other date upon which the Revolving Loan shall terminate.”

5.            Amendments to other Loan Documents.

(a)         Any and all references in the Loan Documents to the “Credit Agreement” and/or any of the other Loan Documents shall be deemed to refer to the Credit Agreement and/or such other Loan Documents, as amended and modified up through and including this Amendment and any other documents executed in connection herewith.

6.           Reaffirmation of Credit Agreement. The Borrower acknowledges and reaffirms its obligations under the Credit Agreement, and Borrower acknowledges and agrees that it has no claims against the Bank, or any offsets or defenses with respect to the payment of any sums due under the Revolving Loan or any Loan Document, or with respect to the enforcement of the Loan Documents.

7.        Confirmation of Representations and Warranties. The Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (provided, that, if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty is true and correct in all respects), except to the extent any representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and (b) covenants to perform its obligations under the Credit Agreement and all other Loan Documents.

8.          Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (the “Amendment Effective Date”):

(a)          the Borrower shall have executed and delivered to the Bank this Amendment duly executed by an authorized officer of the Borrower; and

(b)         all representations and warranties of the Borrower contained herein shall be true and correct as of the Amendment Effective Date, except to the extent that such representation or warranty relates to a specific date, in which case such representation and warranty was true as of such earlier date, and such parties delivery of their respective signatures hereto shall be deemed to be its certification thereof.

9.          Fees and Expenses. In consideration of the Bank entering into this Amendment, Borrower shall be responsible for the payment of Bank’s legal counsel’s fees incurred in connection with the preparation of this Amendment, and certain other loan administrative matters related to the Loan Documents.

10.         Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as modified by this Amendment.

11.       Affirmation. Except as specifically modified pursuant to the terms hereof, the Credit Agreement, and all other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrower. The Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Loan Documents, as amended and modified hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on the Bank’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

12.         Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

13.          Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

14.        Counterparts. This Amendment may be executed in counterparts, and all executed counterparts taken together shall be deemed to constitute one and the same instrument, and any signature page may be detached and assembled to form a single original document. Facsimile or e-mail/PDF copies of counterpart signature pages shall be considered equivalent to counterpart signature pages with ink signatures for all purposes.

[signatures appear on successive pages]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the year and date first set forth above.

BORROWER:

LINCOLN EDUCATIONAL SERVICES
CORPORATION

By:	/s/
Brian Meyers
Chief Financial Officer

LINCOLN TECHNICAL INSTITUTE, INC.

By:	/s/
Brian Meyers
Chief Financial Officer

NASHVILLE ACQUISITION, L.L.C.

By:	/s/
Brian Meyers
Chief Financial Officer

NEW ENGLAND ACQUISITION, LLC

By:	/s/
Brian Meyers
Chief Financial Officer

EUPHORIA ACQUISITION, LLC

By:	/s/
Brian Meyers
Chief Financial Officer

[signatures continue on successive page]

Signature Page to Third Amendment to Credit Agreement (1 of 3)

LCT ACQUISITION, LLC

By:	/s/
Brian Meyers
Chief Financial Officer

NN ACQUISITION, LLC

By:	/s/
Brian Meyers
Chief Financial Officer

LTI HOLDINGS, LLC

By:	/s/
Brian Meyers
Chief Financial Officer

[signatures continue on successive page]

Signature Page to Third Amendment to Credit Agreement (2 of 3)

BANK:

WEBSTER BANK, NATIONAL BANK (as successor
-by-merger to Sterling National Bank)

By:	/s/
Name:
Title:

Signature Page to Third Amendment to Credit Agreement (3 of 3)